Exhibit 10.12

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this “Guaranty”) is made as of February 3, 2017, by FARMLAND PARTNERS, INC., a Maryland corporation (“Guarantor”) to and for the benefit of RUTLEDGE INVESTMENT COMPANY, a Tennessee corporation (“Lender”), and its successors and assigns.

RECITALS:

A.                                    As more fully provided in that certain Loan Agreement (as the same may be amended, restated, supplemented, renewed or replaced from time to time, the “Loan Agreement”) of even date herewith by and between American Farmland Company L.P., a Delaware limited partnership (the “Borrower”) and Lender, Lender has agreed to make a revolving credit loan to Borrower in the aggregate principal amount of up to Thirty Million and No/100 Dollars ($30,000,000.00) (the “Loan”).

B.                                    The Loan is evidenced by that certain Revolving Credit Promissory Note made by Borrower, as maker, payable to Lender, as payee, in the aggregate principal amount of Thirty Million and No/100 Dollars ($30,000,000.00) (as the same may be amended, restated, supplemented, renewed or replaced from time to time, the “Note”).

C.                                    The Loan is secured by, among other things, seven (7) deeds of trust (as the same may be amended, restated, supplemented, renewed or replaced from time to time, collectively, the “Security Instrument”) encumbering certain farm properties owned by Borrower located in  Monterey, Merced, Yolo, Madera, Fresno and Tulare Counties, California.

D.                                    A condition precedent to Lender’s obligation to make the Loan to Borrower is Guarantor’s execution and delivery of this Guaranty to Lender.

E.                                     Guarantor will benefit directly or indirectly and substantially from the making of the Loan.

F.                                      Any capitalized term used and not defined in this Guaranty shall have the meaning given to such term in the Loan Agreement.  This Guaranty is one of the Loan Documents described in the Loan Agreement.

For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lender to extend credit to Borrower, Guarantor hereby covenants and agrees as follows, incorporating by reference the foregoing recitals as a part of this Guaranty:

1.                                      Guaranty.

(a)                                 Guaranty of Payment.

Guarantor hereby unconditionally and irrevocably guarantees to Lender the full and punctual payment and performance when due of all of the Obligations, whether such Obligations would have arisen at maturity or earlier by reason of acceleration or otherwise and whether denominated as  damages, principal, interest, fees or otherwise, together with all pre- and post- maturity interest thereon (including, without limitation, amounts that, but for the initiation of any proceeding under any insolvency or bankruptcy law, would become due).

(b)                                 Generally.

This is a guaranty of payment and performance and not of collection.  The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against the collateral for the Loan.  Guarantor waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any collateral for the Loan or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person.  In the event, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, Guarantor shall nevertheless be fully liable therefor.  In the Event of a Default under the Loan Documents which is not cured within any applicable grace or cure period, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the collateral for the Loan) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be non-exclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity.  If the Obligations guaranteed hereby are partially paid or discharged by reason of the exercise of any of the remedies available to Lender, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for all remaining Obligations, even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy. Guarantor shall be liable for the payment and performance of the Obligations, as set forth in this Guaranty, as a primary obligor and for the payment of any sums expended by Lender as set forth in the preceding sentence. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Lender to take prior recourse or proceedings against any collateral, security or entity whatsoever.  All payments, whether voluntary or involuntary, received by Lender with respect to the Obligations from any source other than Guarantor, including, without limitation, payments from Borrower or any other guarantor and amounts received from any Collateral may, for purposes of determining Guarantor’s obligations under this Guaranty, be applied to the Obligations in such order as Lender may from time to time determine in its sole discretion.  Without limiting the foregoing, Lender may apply such payments first to Obligations that are not guaranteed by Guarantor until such Obligations are paid in full before applying such payments to Obligations that are guaranteed by Guarantor.

2.                                      Indemnity.  Without limiting the generality of Section 1 hereof, Guarantor shall indemnify, defend (with counsel acceptable to Lender) and save harmless Lender from and against all damages, losses, liabilities, obligations, penalties, claims, demands, defenses, judgments, suits, proceedings, penalties, expenditures, costs, disbursements and expenses (including, without limitation, court costs and attorneys’ and experts’ fees and expenses) of any kind or nature whatsoever which may, at any time or from time to time, be imposed upon, incurred by or asserted or awarded against Lender by reason of, or arising from or out of, the Lender’s enforcement (or attempted enforcement) of this Guaranty or any of the other Loan Documents.

3.                                      Reinstatement of Obligations.  This Guaranty shall continue to be effective, or be reinstated automatically, as the case may be, if at any time payment, in whole or in part, of any of the obligations guaranteed hereby is rescinded or otherwise must be restored or returned by Lender (whether as a preference, fraudulent conveyance or otherwise) upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, Guarantor or any other person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower, Guarantor or any other person or for a substantial part of Borrower’s, Guarantor’s or any of such other person’s property, as the case may be, or otherwise, all as though such payment had not been made.  Guarantor further agrees that in the event any such payment is rescinded or must be restored or returned, all costs and reasonable expenses (including, without limitation, reasonable legal fees and expenses) incurred by or on behalf of Lender in defending or enforcing such continuance or reinstatement, as the case may be, shall constitute costs of enforcement, the payment of which is covered by Guarantor’s indemnity pursuant to Section 2 above.

4.                                      Waivers by Guarantor.  To the extent permitted by law, Guarantor hereby waives and agrees not to assert or take advantage of:

(a)                                 Any right to require Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Guarantor hereunder;

(b)                                 The defense of the statute of limitations in any action hereunder;

(c)                                  Any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

(d)                                 Demand, presentment for payment, notice of nonpayment, intent to accelerate, acceleration, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or of Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

(e)                                  Any defense based upon an election of remedies by Lender;

(f)                                   Any right or claim of right to cause a marshalling of the assets of Guarantor;

(g)                                  Any principle or provision of law, statutory or otherwise, which is or might be in conflict with the terms and provisions of this Guaranty;

(h)                                 Any duty on the part of Lender to disclose to Guarantor any facts Lender may now or hereafter know about Borrower or the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower, of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Guarantor hereunder;

(i)                                     Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

(j)                                    Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(k)                                 To the extent permitted by law, lack of commercial reasonableness in dealing with the collateral for the Loan;

(l)                                     Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

(m)                             Any assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Guarantor or the collateral for the Loan;

(n)                                 Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

(o)                                 Any action, occurrence, event or matter consented to by Guarantor under Section 6(i) hereof, under any other provision hereof, or otherwise.

In addition, Guarantor expressly agrees that Guarantor shall be and remain liable, to the fullest extent permitted by applicable law, for any deficiency remaining after foreclosure of any mortgage, security deed, deed of trust or other security interest securing the Obligations, whether or not the liability of Borrower or any other obligor for such deficiency is discharged pursuant to statute or judicial decision. Guarantor hereby irrevocably waives reliance on any anti-deficiency statute, through subrogation or otherwise, and any such statute shall in no way affect or impair Guarantor’s obligations and liabilities hereunder.

5.                                      Representations, Warranties, and Covenants of Guarantor. Guarantor hereby represents, warrants, and covenants that (a) Guarantor has a direct or indirect financial interest in the Borrower and will derive a material and substantial benefit, directly or indirectly, from the making of the Loan to Borrower and from the making of this Guaranty by Guarantor; (b) this Guaranty has been duly authorized, executed and delivered, and constitutes the valid and legally binding obligation of Guarantor, enforceable in accordance with its terms; (c) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any law, any order of any court or governmental agency, the Guarantor’s charter documents and by-laws of Guarantor or in default (or at risk of acceleration of indebtedness) under any agreement or restriction by which Guarantor is bound or affected; (d) Guarantor is duly organized, validly existing, and in good standing under the laws of the state of its organization and has full power and authority to enter into and perform this Guaranty; (e) Guarantor will indemnify the Lender from any loss, cost or expense as a result of any representation or warranty of Guarantor being false, incorrect, incomplete or misleading in any material respect; (f) as of the date hereof, there is no litigation pending or, to the knowledge of Guarantor, threatened before or by any tribunal against or affecting Guarantor, which would have a material and adverse effect on Guarantor’s ability to perform its obligations under this Guaranty; (g) all financial statements and information heretofore furnished to Lender by Guarantor do, and all financial statements and information hereafter furnished to Lender by Guarantor will, fully and accurately as of their dates, present the condition (financial or otherwise) of Guarantor and the results of Guarantor’s operations for the periods therein specified, and, since the date of the most recent financial statements of Guarantor heretofore furnished to Lender, and as of the date hereof, no material adverse change has occurred in the financial condition of Guarantor, nor, except as heretofore disclosed in writing to Lender, has Guarantor incurred any material liability, direct or indirect, fixed or contingent; (h) after giving effect to this Guaranty, Guarantor is solvent, is not knowingly engaged or about to engage in business or a transaction for which the property of Guarantor is an unreasonably small capital, and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature; (i) Lender has no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of Borrower or any change therein, and Guarantor will keep fully apprised of Borrower’s financial and business condition; (j) Guarantor acknowledges and agrees that Guarantor may be required to perform the guaranteed Obligations in full without assistance or support from Borrower or any other Person; and (k) Guarantor has read and fully understands the provisions contained in the Note, the Loan Agreement, the Security Instrument and the other Loan Documents. Guarantor’s representations, warranties and covenants are a material inducement to Lender to enter into the other Loan Documents and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Guarantor, any other party, or any security for all or any part of the Obligations.

6.                                      General Provisions.

(a)                                 Fully Recourse.  All of the terms and provisions of this Guaranty are recourse obligations of Guarantor.

(b)                                 Obligations. Guarantor hereby acknowledges that Guarantor’s guaranty is not secured by the Security Instrument or the other Loan Documents and that Lender would not make the Loan but for the personal liability undertaken by Guarantor herein.

(c)                                  Survival.  This Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Security Instrument or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof.

(d)                                 Subordination; No Recourse Against Lender.  If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to Guarantor:

(i)    such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing the same shall, at all times, be subordinate in all respects to the Obligations and to all liens, security interests and rights now or hereafter existing to secure the Obligations;

(ii)   Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to Guarantor until the Obligations have been fully and finally performed;

(iii) Guarantor hereby assigns and grants to Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving

Borrower as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not a default shall have occurred or be continuing under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Obligations have been fully and finally performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section 6(d), Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and

(iv)   Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section 6(d), including, but not limited to, execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Lender of any promissory notes or other instruments evidencing indebtedness of Borrower to Guarantor. All promissory notes, accounts receivable ledgers or other evidences, now or hereafter held by Guarantor, of obligations of Borrower to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.  Further, Guarantor shall not have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Guaranty or under the provisions of any of the Loan Documents.

(e)                                  Subrogation.  Notwithstanding the satisfaction by Guarantor of any liability hereunder, Guarantor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan, or to participate in any way in the indebtedness, or in any right, title or interest in and to any security or right of recourse for the indebtedness, until the indebtedness has been fully and finally paid.  In connection with the foregoing, Guarantor expressly waives in favor of Lender any and all rights of subrogation to Lender against Borrower, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any right to participate in any collateral for the Loan.  If Guarantor is or becomes an “insider” (as defined in Section 101 of the United States Bankruptcy Code) with respect to Borrower, then Guarantor hereby irrevocably and absolutely waives any and all rights of contribution, indemnification, reimbursement or any similar rights against Borrower with respect to this Guaranty (including any right of subrogation), whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that Guarantor shall not be deemed to be a “creditor” (as defined in Section 101 of the United States Bankruptcy Code) of Borrower by reason of the existence of this Guaranty in the event that Borrower or Guarantor becomes a debtor in any proceeding under the United States Bankruptcy Code. This waiver is given to induce Lender to make the Loan to Borrower as evidenced by the Note.

(f)                                   Reservation of Rights.  Nothing contained in this Guaranty shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against Borrower, Guarantor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

(g)                                  Disclosure of Information. Guarantor authorizes the Lender to disclose the financial records of Guarantor to any subsidiary or affiliate of the Lender, any of their respective subsidiaries or affiliates, or to any advisory firm engaged by Lender. Lender may disclose any Guarantor financial information to any regulatory body having jurisdiction over Lender, to any agent or attorney of Lender, to any actual or prospective purchaser, transferee, assignee or participant of all or any portion of Lender’s rights with respect to the Loan, and in such other circumstances and to such other parties as necessary or appropriate in Lender’s reasonable judgment.

(h)                                 Rights Cumulative; Payments.  Lender’s rights under this Guaranty shall be in addition to all rights of Lender under the Loan Agreement, the Note, the Security Instrument and the other Loan Documents.  Further, payments made by Guarantor under this Guaranty shall not reduce in any respect Borrower’s obligations and liabilities under the Loan Agreement, the Note, the Security Instrument and the other Loan Documents.

(i)                                     No Limitation on Liability.  Guarantor hereby consents and agrees that Lender may at any time and from time to time without further consent from Guarantor do any of the following, and the liability of Guarantor under this Guaranty shall be unconditional and absolute and shall in no way be impaired or limited by any of the following, whether occurring with or without notice to Guarantor or with or without consideration:  (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Loan (or any portion thereof), the Loan Agreement, the Note, the Security Instrument or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Guarantor from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Guarantor herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to record the Security Instrument or to file any financing statement (or Lender’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the terms of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever.  No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Guarantor’s obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender.  Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

(j)                                    Entire Guaranty; Amendment; Severability.  This Guaranty contains the entire agreement between the parties respecting the matters herein set forth and supersedes all prior agreements, whether written or oral, between the parties respecting such matters.  Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto.  A determination that any provision of this Guaranty is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Guaranty to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

(k)                                 Governing Law; Binding Effect; Waiver of Acceptance.  The construction, validity and performance of this Guaranty and the obligations arising hereunder shall be governed by, and construed in accordance with, the laws of the State of Tennessee applicable to contracts made and performed in such state (without regard to principles of conflict of laws) and any applicable law of the

United States of America.  To the fullest extent permitted by law, Guarantor hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Guaranty.  This Guaranty shall bind Guarantor and the respective successors and assigns of Guarantor and shall inure to the benefit of Lender and the officers, directors, shareholders, agents and employees of Lender and their respective heirs, successors and assigns.  Notwithstanding the foregoing, Guarantor shall not assign any of its rights or obligations under this Guaranty without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion.  Guarantor hereby waives any acceptance of this Guaranty by Lender, and this Guaranty shall immediately be binding upon Guarantor.

(l)                                     Notices.  All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and shall be deemed sufficiently given when delivered or mailed in the manner set forth in the Loan Agreement, addressed to Borrower and Lender as provided in the Loan Agreement, and addressed to Guarantor at the address set forth opposite Guarantor’s name below, or at any other address specified in a notice given by such party to the other parties not less than ten (10) days prior to the effective date of the address change.  This section shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Guaranty or in any Loan Document or to require giving of notice or demand to or upon any Person in any situation or for any reason.

(m)                             No Waiver; Time of Essence.  The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder.  Any waiver of such right or remedy must be in writing and signed by the party to be bound.  This Guaranty is subject to enforcement at law or in equity, including actions for damages or specific performance.  Time is of the essence hereof.

(n)                                 Captions for Convenience.  The captions and headings of the sections and paragraphs of this Guaranty are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

(o)                                 Attorneys’ Fees.  In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Guaranty, or any portion thereof, Guarantor agrees to pay to Lender any and all costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred by Lender as a result thereof.

(p)                                 Successive Actions.  A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified or guaranteed by Guarantor under this Guaranty.  Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time.  No action hereunder shall preclude any subsequent action, and Guarantor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(q)                                 Reliance.  Lender would not make the Loan to Borrower without this Guaranty.  Accordingly, Guarantor intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

(r)                                    Submission to Jurisdiction; WAIVER OF JURY TRIAL.

(i)                                     Guarantor hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the nonexclusive jurisdiction of any state or federal court in the County of Shelby in the State of Tennessee, and waives personal service of any and all process upon Guarantor and agrees that all such service of process may be made by certified or registered mail directed to Guarantor at the address set forth on the signature page hereof, but service so made shall be deemed to be completed only upon actual receipt thereof.  Guarantor waives any objection to jurisdiction and venue of any action instituted against Guarantor as provided herein and agrees not to assert any defense based on lack of jurisdiction or venue.  Guarantor acknowledges and agrees that the venues provided above are the most convenient forum for Lender, Borrower and Guarantor.  Nothing contained herein shall prevent Lender from bringing any action, enforcing any award or judgment or exercising any rights against any party individually, against any security or against any property of any party within any other county, state or other foreign or domestic jurisdiction.

(ii)                                  LENDER AND GUARANTOR, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS GUARANTY OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR GUARANTOR, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR GUARANTOR, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

(s)                                   Waiver by Guarantor.  Guarantor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. § 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law, (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantor or the collateral for the Loan by virtue of this Guaranty or otherwise.

(t)                                    No Petition.  Guarantor hereby covenants and agrees that it will not at any time institute against Borrower, or join in any institution against Borrower of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law.

(u)                                 Joint and Several Liability.  Notwithstanding anything to the contrary contained herein, if there is more than one signatory to this Guaranty or a separate guaranty, the representations, warranties, covenants and agreements made by Guarantor herein, and the liability of Guarantor hereunder, are and shall be joint and several.

(v)                                 Counterparts.  This Guaranty may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page.  Any signature page of this Guaranty may be detached from any counterpart of this Guaranty without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Guaranty identical in form hereto but having attached to it one or more additional signature pages.  It shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile or electronic transmission by any of the parties hereto of an executed counterpart of this Guaranty shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered. Each counterpart hereof shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

(w)                               Interpretation. The term “Lender” shall be deemed to include any subsequent holder(s) of the Note or any portion thereof or interest therein. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Captions and headings in this Guaranty are for convenience only and shall not affect the construction of this Guaranty. All references in this Guaranty to Schedules, Articles, Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms “herein”, “hereof” “hereto”, “hereunder” and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty. The terms “include” and “including” shall be interpreted as if followed by the words “without limitation”. All references in this Guaranty to sums denominated in dollars or with the symbol “$” refer to the lawful currency of the United States of America, unless such reference specifically identified another currency. The Loan Documents are for the sole benefit of Lender and Borrower and are not for the benefit of any third party.

THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

[Signatures Appear on Following Page]

IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty Agreement under seal as of the day and year first written above.

GUARANTOR:

FARMLAND PARTNERS, INC., a
Maryland corporation

	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer and Treasurer

STATE OF COLORADO

COUNTY OF DENVER

The foregoing instrument was acknowledged before me in the aforesaid jurisdiction this 3rd day of February, 2017, by Luca Fabbri, as Chief Financial Officer and Treasurer of Farmland Partners, Inc., a Maryland corporation, on behalf of the corporation.

/s/ Dana Lyn Bergen
Notary Public
My Commission Expires:	4/1/2019

[Affix Notarial Seal]

Address for notices:

Farmland Partners, Inc.
4600 S. Syracuse Street, Suite 1450
Denver, Colorado 80237
Attention: Luca Fabbri

With a copy to:
Monica Guzikowski
Morrison & Foerster LLP
250 West 55th Street
New York, New York 10019-9601

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